SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Focus Enhancements, Inc.

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FOCUS ENHANCEMENTS, INC.

1370 Dell Avenue

Campbell, California 95008

(408) 866-8300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 30, 2004

To Our Stockholders:

The Annual Meeting of Stockholders of Focus Enhancements, Inc., a Delaware corporation (“Focus”) will be held at 1370 Dell Ave., Campbell, CA 95008 on July 30, 2004 at 2:00 p.m., local time.

At our meeting, we will ask you to vote on the following matters:

1. Election of Directors. You will have the opportunity to elect two (2) members of the Board of Directors for terms of three years. The following persons are current members of the Board of Directors and they are our nominees for re-election:

Name	Age	Term to Expire
N. William Jasper, Jr.	56	2007
Carl E. Berg	66	2007

2. Approval of the Focus 2004 Stock Incentive Plan. You will be asked to adopt the Focus Enhancements, Inc. 2004 Stock Incentive Plan.

3. Appointment of Independent Registered Public Accounting Firm. You will be asked to ratify the selection of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2004.

4. Other Business. If other business is properly raised at the meeting or if we need to adjourn the meeting, you will vote on these matters too.

If you were a stockholder as of the close of business on June 11, 2004, you are entitled to vote at this meeting.

We cordially invite all stockholders to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope.

Whether or not you expect to attend the annual meeting, please complete, sign, date and promptly mail your proxy in the envelope provided. You may revoke your proxy at any time prior to the annual meeting, and, if you attend the annual meeting, you may revoke your proxy and vote your shares in person.

BY ORDER OF THE BOARD OF DIRECTORS

Gary L. Williams, Secretary June , 2004

Focus Enhancements, Inc.

1370 Dell Avenue

Campbell, California 95008

PROXY STATEMENT

For the

Annual Meeting of Stockholders

to be held on July 30, 2004

GENERAL INFORMATION

This proxy statement contains information about Focus’ Annual Meeting of Stockholders to be held at 1370 Dell Ave., Campbell, CA on Friday, July 30, 2004 at 2:00 p.m. local time and at any postponements or adjournments of the meeting.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your votes for use at Focus’ annual meeting of stockholders.

This proxy statement summarizes information that you need to know in order to cast an informed vote. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We will begin sending this proxy statement, notice of annual meeting and the enclosed proxy card on or about June     , 2004 to all stockholders entitled to vote. The record date for those entitled to vote is June 11, 2004. On June 11, 2004, there were 53,163,548 shares of our common stock and 2,744 shares of Series B Preferred Stock and 417 shares of Series C Preferred Stock outstanding.

Our Annual Report for the fiscal year ended December 31, 2003 on Form 10-K and Quarterly Report for the period ending March 31, 2004 on Form 10-Q, as filed previously filed with the Securities and Exchange Commission (the “SEC”), accompany this proxy statement.

What constitutes a quorum?

To establish a quorum at the annual meeting, a majority of the shares of our common stock and Series B and Series C Preferred Stock voting as a single class outstanding on the record date must be present either in person or by proxy. Focus will count abstentions and broker non-votes for purposes of establishing the presence of a quorum at the meeting.

What vote is required for each proposal?

•	Proposal 1: Election of Directors. The two nominees for director who receive the most votes cast by holders of our common stock and Series B and Series C Preferred Stock, voting as a single class at the annual meeting, will be elected.

•	Proposal 2: Approval of the 2004 Stock Incentive Plan. The affirmative vote of a majority of the votes cast at the Focus annual meeting date is required to adopt the 2004 Stock Incentive Plan.

•	Proposal 3: Ratification of Independent Registered Public Accounting Firm. Law does not currently require stockholder ratification of the selection of Deloitte & Touche, LLP as Focus’ independent registered public accounting firm. However, we are submitting the selection of Deloitte & Touche, LLP to you for ratification as a matter of good corporate practice. If you fail to ratify the selection by a majority vote of the present and voting shares, we will reconsider whether to retain Deloitte & Touche, LLP. Even if the selection is ratified, we may, in our discretion, direct the appointment of different independent registered public accounting firms at any time during the year if we determine that such a change would be in the best interests of Focus and its stockholders.

•	Voting Shares Held by Brokers, Banks and Other Nominees. If you hold your shares in a broker, bank or other nominee account, you are a “beneficial owner” of our common stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the “nominee holder” of your shares. We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee’s name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holders.

•	Effect of an Abstention and Broker Non-Votes. A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. If a broker indicates on the enclosed proxy card or its substitute that it does not have discretionary authority to vote on a particular matter as to certain shares (“broker non-votes”), those shares will be considered as represented for purposes of determining a quorum, but will not be considered as entitled to vote with respect to that matter. Under applicable rules, brokers will not have discretionary authority with respect to Proposal No. 2, involving the proposed adoption of the 2004 Stock Incentive Plan.

What are the recommendations of the board of directors?

The Board of Directors of Focus has unanimously approved all of the proposals we are submitting to you:

•	Election of the named nominees for director;

•	Adoption of the 2004 Stock Incentive Plan; and

•	Appointment of Deloitte & Touche, LLP as our independent registered public accounting firm.

The Board of Directors recommends a vote “FOR” the nominees for director, “FOR” the 2004 Stock Incentive Plan, and “FOR” ratification of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2004.

How many votes do I have?

Each share of our common stock that you own entitles you to one (1) vote on each proposal. Each share of Series B Preferred Stock and each share of Series C Preferred Stock that you own entitles you to one thousand (1,000) votes on each proposal. The proxy card indicates the number of shares of our common stock and/or Series B and Series C Preferred Stock that you own.

How many shares of stock are outstanding?

As of June 11, 2004, there were 53,163,548 shares of our common stock outstanding and 2,744 shares of Series B Preferred Stock and 417 shares of Series C Preferred Stock outstanding. For the purposes of this meeting, the 3,161 aggregate shares of preferred stock will be entitled to cast 3,161,000 votes for each proposal to be considered.

How do I vote by proxy?

Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to vote in person at the meeting.

If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed on each proposal. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the adoption of the 2004 Stock Incentive Plan;

•	“FOR” ratification of Deloitte & Touche, LLP as Focus’ independent registered public accounting firm; and

•	At the discretion of the proxy holder as to any other matter that may properly come before the meeting. At the time this proxy statement went to press, we knew of no other matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if:

•	You file either a written revocation of your proxy, or a duly executed proxy bearing a later date, with the Corporate Secretary of Focus prior to the meeting; or

•	You attend the meeting and vote in person.

Presence at the meeting will not revoke your proxy unless and until you present proper documentation and vote in person. However, if your shares are held in the name of your broker, bank or other nominee, and you wish to vote in person, you must bring an account statement and a letter of authorization from your nominee so that you can vote your shares.

How will Focus executive officers and directors vote?

On the record date of June 11, 2004, our executive officers and directors, including their affiliates, had voting power with respect to an aggregate of 5,849,789 shares of our common stock or approximately 10.4% of the shares of our common stock, which includes 2,744 shares of Series B Preferred Stock and 417 shares of Series C Preferred Stock converted into 3,161,000 shares of our common stock for the purposes of voting at this meeting. We currently expect that such officers and directors will vote all of their shares in favor of each of the nominees for director and in favor of each of the proposals.

What are the costs of solicitation of proxies?

We will bear the cost of solicitation of proxies from our stockholders and the cost of printing and mailing this document. In addition to solicitation by mail, Focus directors, officers and employees may solicit proxies from stockholders by telephone, in person or through other means. These persons will not receive additional compensation, but they will be reimbursed for the reasonable out-of-pocket expenses they incur in connection with this solicitation. We also will make arrangements with brokerage firms, fiduciaries and other custodians who hold shares of record to forward solicitation materials to the beneficial owner of these shares. We will reimburse these brokerage firms, fiduciaries and other custodians for their reasonable out-of-pocket expenses in connection with this solicitation. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with the solicitation of proxies.

Will there be any other matters considered at the annual meeting?

We are unaware of any matter to be presented at the annual meeting other than the proposals discussed in this proxy statement. If other matters are properly presented at the annual meeting, then the persons named in the proxy will have authority to vote all properly executed proxies in accordance with their judgment on any such matter, including any proposal to adjourn or postpone the meeting. If you vote against any proposal (other than a proposal regarding the election of directors or ratification of registered public accounting firms), your proxy will not vote in favor of any proposal to adjourn or postpone the meeting if such postponement or adjournment is for the purpose of soliciting additional proxies to approve the proposal that you voted against.

Can I view a list of stockholders?

The names of stockholders of record entitled to vote at the annual meeting will be available to stockholders entitled to vote at the annual meeting, for ten days prior to the annual meeting for any purpose germane to the annual meeting, between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 1370 Dell Avenue, Campbell, California 95008, by contacting the Secretary of the Company at our principal executive offices.

EXECUTIVE OFFICERS AND DIRECTORS

Who are our executive officers and directors?

The following table sets forth certain information regarding our executive officers and directors as of December 31, 2003.

Name (1)	Age	Position
N. William Jasper, Jr.	56	Chairman of the Board

Brett A. Moyer	45	Director, President and Chief Executive Officer

Carl E. Berg	66	Director

William B. Coldrick	61	Vice Chairman of the Board

Michael L. D’Addio	59	Director

Tommy Eng	45	Director

Timothy E. Mahoney	47	Director

Jeffrey A. Burt	50	Vice President of Operations

Thomas M. Hamilton	54	Executive Vice President and General Manager of the Focus Semiconductor Group

Gary L. Williams	37	Secretary, Vice President of Finance and Chief Financial Officer

What is the background of our executive officers and directors?

Directors

N. William Jasper, Jr. has served as Chairman of the Board of Directors since December 20, 2002. Mr. Jasper became a member of our Board of Directors on March 6, 2001, in connection with the Videonics acquisition. Mr. Jasper served as a member of the Videonics Board of Directors since August 1993. Mr. Jasper has been the President and Chief Executive Officer of Dolby Laboratories, Inc., a private signal processing technology company located in San Francisco, California since 1983. Mr. Jasper’s term expires at the annual meeting in 2004 at which time he will be nominated for re-election.

Brett A. Moyer joined us in May 1997. On September 30, 2002 he assumed the role as President and Chief Executive Officer and became a member of our Board of Directors. From May 1997 to September 29, 2002, Mr. Moyer served as our Executive Vice President and Chief Operating Officer. From February 1986 to April 1997, Mr. Moyer worked at Zenith Electronics Corporation, Glenview, IL, where he was most recently the Vice President and General Manager of Zenith’s Commercial Products Division. Mr. Moyer has also served as Vice President of Sales Planning and Operations at Zenith where he was responsible for forecasting, customer service, distribution, MIS, and regional credit operations. Mr. Moyer has a Bachelor of Arts in Economics from Beloit College in Wisconsin and a Masters of International Management with a concentration in finance and accounting from The American Graduate School of International Management (Thunderbird). Mr. Moyer’s term expires in 2005.

Carl E. Berg, a co-founder of Videonics, served on Videonics’ Board of Directors since June 1987. In connection with the Videonics acquisition, Mr. Berg became one of our directors on March 6, 2001. Mr. Berg is currently Chief Executive Officer and a director for Mission West Properties, a real estate investment company located in Cupertino, CA. Mr. Berg is also a member of the Board of Directors of Valence Technology, Inc., and Monolithic System Technology Inc. Mr. Berg’s term expires at the annual meeting in 2004, at which time he will be nominated for re-election. See also “Certain Relationships and Related Parties.”

William B. Coldrick has served as our Director since January 1993 and Executive Vice President from July 1994 to May 1995. Mr. Coldrick is currently a principal of Enterprise Development Partners, a consulting firm serving emerging growth companies that he founded in April 1998. From July 1996 to April 1998, Mr. Coldrick was Group Vice President and General Manager of Worldwide Field Operations for the Computer Systems Division of Unisys Corp. From 1982 to 1992, Mr. Coldrick served with Apple Computer Inc. in several senior executive positions including Senior Vice President of Apple USA from 1990 to 1992. Prior to joining Apple Computer Inc. Mr. Coldrick held several sales and marketing management positions with Honeywell Inc. from 1968 to 1982. Mr. Coldrick holds a Bachelor of Science degree in Marketing from Iona College in New Rochelle, New York. Mr. Coldrick also serves on the Board of Directors of AESP, a computer hardware company located in North Miami, Florida. Mr. Coldrick’s term expires in 2006.

Michael L. D’Addio joined us on January 16, 2001, in connection with the acquisition of Videonics Inc., and served as our President, Chief Executive Officer and Director. On September 30, 2002 Mr. D’Addio voluntarily resigned as President and Chief Executive Officer. Mr. D’Addio is currently President and Chief Executive Officer of Coaxsys, Inc., a new network technology company located in Los Gatos, California. Mr. D’Addio was a co-founder of Videonics, and had served as Chief Executive Officer and Chairman of the Board of Directors since Videonics’ inception in July 1986. In addition Mr. D’Addio served as Videonics’ President from July 1986 until November 1997. From May 1979 through November 1985 he served as President, Chief Executive Officer and Chairman of the Board of Directors of Corvus Systems, a manufacturer of small computers and networking systems. Mr. D’Addio holds an A.B. degree in Mathematics from Northeastern University. Mr. D’Addio’s term expires in 2006.

Tommy Eng has served as our Director since January 2004. Mr. Eng is the Vice Chairman and founder of Tera Systems, a private electronic design automation (EDA) company. Mr. Eng’s career includes various management and engineering positions of increasing responsibilities. Prior to founding Tera Systems in 1996, he was the General Manager of the Advanced IC Design Automation and Design Consultation division of Mentor Graphics. Previous to Mentor Graphics, Mr. Eng was the General Manager of the IC Design Services and EDA Software division of Silicon Compiler Systems. Mr. Eng also has held various technical staff positions at ATT Bell Laboratories developing microprocessors, network switches, and IC design tools. Mr. Eng holds an M.S. in Electrical Engineering from the University of California, Berkeley. Mr. Eng’s term expires in 2005.

Timothy E. Mahoney has served as our Director since March 1997. He has more than 20 years of experience in the computing industry. Mr. Mahoney founded Union Atlantic LC, in 1994, a consulting company for emerging technology companies and in 1999 became Chairman and COO of vFinance, Inc., the parent company of Union Atlantic, LC and vFinance Investments, Inc. He earned a BA in computer science and business from West Virginia University and an M.B.A. from George Washington University. Mr. Mahoney’s term expires at the annual meeting in 2004. In order to meet the NASDAQ requirements that our Board of Directors be composed of at least a majority of independent directors, Mr. Mahoney has agreed not to seek re-election at this meeting. See also “Certain Relationships and Related Parties.”

Non-Director Executive Officers

Jeffrey A. Burt joined us to serve as our Vice President of Operations on January 16, 2001 in connection with the acquisition of Videonics, Inc. Mr. Burt was Vice President of Operations of Videonics since April 1992. From August 1991 to March 1992, Mr. Burt served Videonics as its Materials Manager. Prior to that time, from October 1990 until July 1991, Mr. Burt acted as a consultant to Videonics in the area of materials management. From May 1989 to October 1990, Mr. Burt served as the Director of Manufacturing of On Command Video. Mr. Burt holds a B.A. degree in Economics from the University of Wisconsin at Whitewater.

Thomas M. Hamilton joined us in September 1996 and in July 2001 assumed the role of Executive Vice President and General Manager of the Focus Semiconductor Group. From September 1996 to July 2001, Mr. Hamilton served as Vice President of Engineering and our Chief Technical Officer. From 1992 to 1996, Mr. Hamilton was President, Chief Executive Officer and Co-Founder of TView, Inc., a company acquired by us. From 1985 to 1990, Mr. Hamilton was Vice President of Engineering of TSSI. From 1973 to 1985, Mr. Hamilton held a variety of engineering and marketing management positions at Tektronix, Inc. Mr. Hamilton has a B.S. in Mathematics from Oregon State University.

Gary L. Williams joined us as our Secretary, Vice President of Finance & CFO on January 16, 2001 in connection with the acquisition of Videonics Inc. Mr. Williams had served Videonics as its Vice President of Finance, Chief Financial Officer and Secretary since February 1999. From February 1995 to January 1999, Mr. Williams served as Videonics’ Controller. From July 1994 to January 1995, he served as Controller for Western Micro Technology, a publicly traded company in the electronics distribution business. From January 1990 to June 1994, Mr. Williams worked in public accounting for Coopers & Lybrand LLP. Mr. Williams is a Certified Public Accountant and has a Bachelors Degree in Business Administration, with an emphasis in Accounting from San Diego State University.

What are the responsibilities of our board of directors and committees?

Our business, property and affairs are managed by or, are under the direction of, the Board of Directors pursuant to the General Corporation Law of the State of Delaware and our bylaws. Members of the Board of Directors are kept informed of the company’s business through discussions with the Chairman, with the President and Chief Executive Officer, and with key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. During the fiscal year ended December 31, 2003, the Board of Directors held a total of five meetings. All of the persons who were directors of Focus during the fiscal year ended December 31, 2003 attended at least seventy-five percent (75%) of the aggregate of (a) the total number of Board meetings and (b) the total number of meetings held by all committees of the Board on which they served during the fiscal year. In addition, the Board of Directors took action by unanimous written consent once in 2003.

The Board also has two committees: a Compensation Committee and an Audit Committee.

Compensation Committee

The Compensation Committee’s responsibilities are to make determinations with respect to salaries and bonuses payable to executive officers and to administer stock option plans. The Compensation Committee is currently comprised of Messrs. Coldrick and Mahoney. We expect to appoint a third independent member in accordance with Nasdaq rules. This committee met one time during the fiscal year ended December 31, 2003. See also “Report of Compensation Committee on Executive Compensation.”

Audit Committee

The Audit Committee of the board is composed of three members and operates under a written charter adopted by the board of directors. The responsibilities of the Audit Committee are contained in the Report of Audit Committee below. The Audit Committee currently consists of Messrs. Berg, Coldrick, and Jasper. All three members are “independent,” as defined by the Nasdaq current listing standards. The Board has determined that Mr. Jasper qualifies as an audit committee financial expert as defined in Item 401(h)(1) of Regulation S-K and therefore meets the Nasdaq listing requirements for having related financial expertise. During the fiscal year ended December 31, 2003, this committee held five formal meetings. See also “Report of the Audit Committee”.

How does the Board select nominees for the Board?

The Board of Directors considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board should notify the Corporate Secretary in writing with whatever supporting material the shareholder considers appropriate.

Once the Board has identified a prospective nominee, it considers such relevant factors, as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more independent members of the Board and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the majority of the independent members make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of such independent members.

How can shareholders nominate directors?

The procedures for nominating directors, other than by the Board of Directors itself, are set forth in Section 7.1. of our bylaws. Generally, stockholders can nominate persons for election to the Board by giving notice not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting and must include such information as required in the bylaws. In the event next year’s annual meeting is more than 30 days before or more than 60 days after the anniversary date, to be timely, stockholder nominees must be delivered not earlier than the close of business on the later of the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by Focus. With regard to this year’s annual meeting, Focus announced the date and time of the meeting on June 8, 2004.

Executive Sessions of the Board of Directors

We have adopted a policy whereby our independent directors will meet regularly in executive sessions at least twice a year in conjunction with regularly scheduled meetings of the Board of Directors. Independent directors include all directors who are independent as determined by the Board of Directors. The independent directors presently consist of all current Directors except Messrs. D’Addio, Mahoney and Moyer.

Independence of Directors

Nasdaq requires that a majority of the Board of Directors be “independent” directors as defined in Nasdaq Rule 4200. We reviewed the independence of the Board of Directors and considered any transaction between each director or any member of his or her family and us. As a result of this review, the Board of Directors has determined that each of the members of the Board of Directors is independent under the Nasdaq definition of “independence” for the Board except for Messrs. D’Addio, Mahoney and Moyer, who are not considered independent because of their current or past employment as executive officers of Focus or due to their business relationships with Focus.

How do shareholders communicate with the Board?

Shareholders and other parties interested in communicating directly with members of our Board of Directors individually or as a group may do so by writing to Chairman of the Board, Focus Enhancements, Inc., 1370 Dell Avenue, Campbell, California 95008. All communications will be compiled by the Secretary and submitted to the Board or the individual directors on a periodic basis. No irrelevant or inappropriate communications, such as advertisements, solicitations and hostile communications, will be forwarded to directors. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Does Focus have a Policy on Attending Annual Meetings?

We encourage, but do not require, all incumbent directors and director nominees to attend our annual meetings of stockholders. At our Annual Meeting of Stockholders on December 19, 2003, one of the seven directors then in office was in attendance.

Does Focus have a Code of Ethics?

We have adopted a Code of Conduct, which is applicable to of our directors and employees, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Conduct is posted on our website. We intend to file amendments to or waivers from our Code of Conduct (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer) on a Form 8-K with the SEC.

REPORT OF AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Focus filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report of the Audit Committee by reference.

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of Focus’ accounting functions and internal controls. In addition, the Audit Committee reviews the quarterly and financial statements of Focus and any significant accounting issues affecting such statements. Furthermore, the committee reviews the scope of the audit, and discusses any other audit-related matters, with our independent registered public accounting firm.

The Audit Committee acts under a written charter first adopted and approved by the Board of Directors on June 1, 2000 and subsequently amended. A copy of the amended Audit Committee Charter is attached to this Proxy Statement as Appendix B.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as Focus’ independent registered public accounting firm. Additionally, and as appropriate, the Audit Committee reviews and evaluates the independent registered public accounting firm’s performance, and discusses and consults with Focus’ management and the independent registered public accounting firm regarding the following:

•	The plan for, and the independent registered public accounting firm’s report on, each audit of Focus’ financial statements;

•	Focus’ financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders;

•	Changes in Focus’ accounting practices, principles, controls or methodologies, or in Focus’ financial statements;

•	Significant developments in accounting rules; and

•	The adequacy of Focus’ internal accounting controls and financial accounting and auditing personnel.

In connection with these responsibilities, the members of the Board of Directors met with management and the independent registered public accounting firm to review and discuss the financial statements for the fiscal year ended December 31, 2003. They also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and they discussed with the independent registered public accounting firm that firm’s independence and satisfied itself as to the independent registered public accounting firm’s independence.

Based upon the Board of Directors’ discussions with management and the independent registered public accounting firm, and their review of the representations of management and the independent registered public accounting firm, they recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, to be filed with the SEC.

Management is responsible for Focus’ financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Focus’ independent registered public accounting firm is responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of Focus and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in their report on Focus’ financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that Focus’ financial statements are presented in accordance with generally accepted accounting principles, that the audit of our company’s financial statement has been carried out in accordance with generally accepted auditing standards or that our company’s independent registered public accounting firm are in fact “independent.”

THE AUDIT COMMITTEE N. WILLIAM JASPER JR., CHAIR

SECTION 16(A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Did our directors and officers comply with their section 16(a) beneficial ownership reporting compliance requirements in 2003?

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent (10%) of our equity securities, to file reports of ownership and reports of changes in ownership of our common stock with the SEC. The SEC requires officers, directors and greater than ten percent (10%) stockholders to furnish us with copies of all Section 16(a) forms they file.

To our best knowledge, based solely on a review of the copies of such forms and certifications furnished to us, we believe that all of our current directors have complied with the Section 16(a) filing requirements during the fiscal year ended December 31, 2003.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

Who owns more than 5% of our common stock and Series B and Series C Preferred Stock, and what is the beneficial ownership of our common stock and Series B and Series C Preferred Stock of our executive officers and directors?

The following table sets forth information, as of June 11, 2004, regarding the shares of our common stock beneficially owned by those stockholders of Focus known to management to beneficially own more than five percent (5%) of our common stock, each of our directors, nominees, and named executive officers, as well as all directors and executive officers as a group. Except as noted, we believe each person has sole voting and investment power with respect to the shares shown subject to applicable community property laws.

“Beneficial ownership” is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, you beneficially own our common stock not only if you hold it directly, but also indirectly, if you, through a relationship, contract or understanding, have, or share, the power to vote the stock, to sell the stock or have the right to acquire the stock. The percentage of beneficial ownership presented in the table below is based on 53,163,548 shares of our common stock, 2,744 shares of Series B Preferred Stock and 417 shares of Series C Preferred Stock, in aggregate converted into 3,161,000 shares of our common stock, 4,157,556 shares issuable pursuant to options that are immediately exercisable within 60 days of June 11, 2004, the record date.

Name	Number of Shares Beneficially Owned	Percentage of Beneficial Ownership (1)
Brett A. Moyer(2)	570,032	*
Carl E. Berg(3)	5,460,576	9.0%
William B. Coldrick(4)	224,036	*
Michael L. D’Addio(5)	946,044	1.6%
Tommy Eng (6)	11,111	*
N. William Jasper, Jr.(7)	174,762	*
Timothy E. Mahoney(8)	31,668	*
Jeffrey A. Burt(9)	128,161	*
Thomas M. Hamilton(10)	357,507	*
Gary L. Williams (11)	230,661	*
All executive officers and directors as a group (12 persons)(12)	8,142,890	13.4%

*	Less than 1% of the outstanding common stock.

(1)	Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares.

(2)	Includes 40,100 shares of common stock held directly by Mr. Moyer. Includes 529,932 shares issuable pursuant to outstanding stock options that are exercisable at June 11, 2004, or within 60 days thereafter.

(3)	Includes 2,173,193 shares of common stock held directly by Mr. Berg. Includes 3,161 shares of preferred stock held directly by Mr. Berg that are convertible into 3,161,000 shares of our common stock. Includes 126,383 shares issuable pursuant to outstanding stock options that are exercisable at June 11, 2004, or within 60 days thereafter.

(4)	Includes 7,369 shares of common stock held directly or indirectly by Mr. Coldrick. Includes 216,667 shares issuable pursuant to outstanding stock options that are exercisable at June 11, 2004, or within 60 days thereafter.

(5)	Includes 419,932 shares of common stock held directly or indirectly by Mr. D’Addio. Includes 526,112 shares issuable pursuant to outstanding stock options that are exercisable at June 11, 2004, or within 60 days thereafter.

(6)	Includes 11,111 shares issuable pursuant to outstanding stock options that are exercisable at June 11, 2004, or within 60 days thereafter.

(7)	Includes 29,000 shares of common stock held directly or indirectly by Mr. Jasper. Includes 145,762 shares issuable pursuant to outstanding stock options that are exercisable at June 11, 2004, or within 60 days thereafter.

(8)	Includes 13,195 shares of common stock held directly or indirectly by Mr. Mahoney. Includes 18,473 shares issuable pursuant to outstanding stock options that are exercisable at June 11, 2004, or within 60 days thereafter.

(9)	Includes 128,161 shares issuable pursuant to outstanding stock options that are exercisable at June 11, 2004, or within 60 days thereafter.

(10)	Includes 6,000 shares of common stock held directly by Mr. Hamilton. Includes 351,507 shares issuable pursuant to outstanding stock options that are exercisable at June 11, 2004, or within 60 days thereafter.

(11)	Includes 230,661 shares issuable pursuant to outstanding stock options that are exercisable at June 11, 2004, or within 60 days thereafter.

(12)	Includes 2,293,101 shares issuable pursuant to options to purchase common stock exercisable at June 11, 2004, or within 60 days thereafter. Includes stock ownership of two officers who joined us upon the acquisition of substantially all the assets of Visual Circuits Corporation on May 28, 2004.

EXECUTIVE AND DIRECTOR COMPENSATION

How do we compensate our directors?

Non-employee directors are reimbursed for out of pocket expenses incurred in attending the meetings. No director who is an employee receives separate compensation for services rendered as a director, however, directors are eligible to participate in our stock option plans. During the year ended December 31, 2003, we granted 25,000 options to each non-employee director. These options vest over a three-year period.

How do we compensate our executive officers?

The following table sets forth certain information concerning the executive compensation our Chief Executive Officer and four (4) other most highly compensated executive officers whose cash salary and bonus exceeded $100,000 (the “Named Executive Officers”) for the fiscal years ended December 31, 2003, 2002, and 2001.

Summary Compensation Table

	Annual Compensation (1)(2)				Long-Term Compensation Options (3)	Other Compensation
Name and Principal Position	Year	Salary ($)	Bonus($)
Brett A. Moyer(4)	2003	$206,847	$25,241		202,239	$10,008	(8)
President & Chief Executive	2002	$164,673	$7,846	(5)	350,000	$64,510	(6)
Officer	2001	$155,000	$91,133	(5)	—	—

Thomas M. Hamilton	2003	$163,077	$34,789		36,567	—
Executive Vice President and	2002	$156,154	$12,500		95,000	—
General Manager,	2001	$140,000	—		—	—
Semiconductor Group

Jeffrey A. Burt	2003	$168,172	$10,000		26,119	$400	(7)
Vice President of Operations	2002	$161,826	—		25,000	$400	(7)
	2001	$158,654	—		—	$400	(7)

Gary L. Williams	2003	$167,885	$19,200		36,567	$400	(7)
Secretary, Vice President of	2002	$152,135	$11,666		25,000	$400	(7)
Finance and Chief Financial	2001	$144,231	—		—	$400	(7)
Officer

(1)	Includes salary and bonus payments earned by the named officers in the year indicated, for services rendered in such year, which were paid in the following year.

(2)	Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(3)	Long-term compensation table reflects the grant of non-qualified and incentive stock options granted to the named persons in each of the periods indicated.

(4)	Mr. Moyer assumed the role of President and Chief Executive Officer on September 30, 2002.

(5)	Includes compensation based on sales commissions.

(6)	Relocation expenses paid by the Company for Mr. Moyer’s move from Massachusetts to California.

(7)	Company discretionary 401(k) contribution.

(8)	Remaining relocation expenses paid by the Company for Mr. Moyer’s move ($9,608) and Company 401(k) contribution ($400).

Stock Option Plans

We maintain various qualified and non-qualified stock option plans for our employees, officers and directors. The purpose of our stock option plans is to provide incentives to employees, directors and consultants who are in positions to make significant contributions to us. As of June 11, 2004, options to purchase 420,943 shares of common stock remained available for grant under the plans. We are seeking approval of a new stock incentive plan at this meeting. See “Proposal 2: Approval of the 2004 Stock Incentive Plan”.

OPTION/SAR GRANTS IN 2003

The following tables sets forth as to the Chief Executive Officer and the Named Executive Officers, certain information with respect to options to purchase shares of our common stock as of and for the year ended December 31, 2003.

	Number of Securities Underlying Options/ SARs Granted (#)	% of Total Options/ SARs Granted to Employees in 2003(1)	Exercise Or Base Price ($/per Share)		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name				Exp. Date	5%	10%
Brett A. Moyer	150,000	15.2%	$0.75	3/31/13	$31,082	$68,682
Brett A. Moyer	52,239	5.3%	$1.57	7/22/13	$51,579	$130,711
Jeffrey A. Burt	26,119	2.6%	$1.57	7/22/13	$25,789	$65,354
Thomas M. Hamilton	36,567	3.7%	$1.57	7/22/13	$36,105	$91,497
Gary L. Williams	36,567	3.7%	$1.57	7/22/13	$36,105	$91,497

(1)	Focus granted options to purchase a total of 989,558 shares of common stock to employees and directors in 2003.

The following table sets forth information concerning options exercised during fiscal year 2003 and the value of unexercised options as of December 31, 2003 held by the executives named in the Summary Compensation Table above.

Aggregated Option/SAR Exercises in 2003 and Fiscal Year-End Option/SAR Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Year-End		Value of Unexercised In-the-Money Options/SARs at Year-End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Brett A. Moyer	179,999	$148,625	410,314	351,295	$525,096	$385,070
Jeffrey A. Burt	97,875	$147,954	104,277	49,067	$126,756	$47,961
Thomas M. Hamilton	41,666	$43,379	322,302	84,265	$394,422	$72,725
Gary L. Williams	25,000	$44,500	210,989	49,606	$283,012	$39,826

(1)	Value is based on the difference between option exercise price and the closing price as quoted on The Nasdaq SmallCap Market at the close of trading on December 31, 2003 ($2.17) multiplied by the number of shares underlying the option.

Repricing of Stock Options/Additional Option Plans

On September 1, 1998, we repriced all employee and director options under all plans to $1.22 per share for those options priced in excess of this value. This price represented the closing market price of our common stock on September 1, 1998.

Existing Equity Compensation Plan Information

At June 11, 2004 Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	5,287,012	$1.09	420,943

(1)	Focus does not maintain any equity compensation plans that were not submitted to, and approved by, its shareholders.

Employment Agreements

Brett Moyer is party to an employment contract with us effective September 30, 2002. Pursuant to this employment contract, Mr. Moyer serves as our Chief Executive Officer and President. In addition, in connection with the employment agreement, Mr. Moyer was granted a total of 500,000 options to purchase shares of common stock at prices of $0.75 and $1.15 per share, the then fair market values. The options vest over a three-year period at 2.77% per month. Under the employment contract, these options accelerate, so as to be immediately exercisable if Mr. Moyer is terminated without cause during the term of the contract. The employment contract provides for incentive bonuses of up to $110,000 as determined by our Board of Directors and employee benefits, including health and disability insurance, in accordance with our policies. The initial term of the agreement is for two years and would terminate on August 6, 2004. Mr. Moyer’s contract will automatically renew for an additional one-year period unless terminated by either party 30 days prior to the end of the initial term.

Thomas Hamilton is party to an employment contract with us effective October 17, 1996, as amended to date, which renews automatically after December 31, 1998, for one-year terms, subject to certain termination provisions. This employment contract requires the acceleration of vesting of all options held by Mr. Hamilton so as to be immediately exercisable if Mr. Hamilton is terminated without cause during the term of the contract. The employment contract provides for bonuses as determined by our Board of Directors and employee benefits, including health and disability insurance, in accordance with Focus’ policies.

Gary Williams is party to an employment contract with us effective May 28, 2004. Pursuant to this employment contract, Mr. Williams serves as our Vice President of Finance and Chief Financial Officer. The initial term of the agreement is for one year and would terminate on May 27, 2005. Mr. Williams’ contract will automatically renew for an additional one-year period unless terminated by either party 90 days prior to the end of the initial term. This employment contract requires payment of 12 months of salary and the acceleration of vesting of all options held by Mr. Williams so as to be immediately exercisable if Mr. Williams is terminated either without cause or in the event of a change in control as defined in the employment agreement during the term of the contract. The employment contract provides for bonuses as determined by our Board of Directors and employee benefits, including health and disability insurance, in accordance with Focus’ policies.

Mr. Burt has entered into a Key Employee Agreement to provide for the acceleration of option vesting under certain circumstances upon a change in control as defined in those respective agreements.

Each of these agreements provide for certain cash payments in the event of a change of control of Focus.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has ever been an officer or employee of Focus or of any of our subsidiaries or affiliates. None of our executive officers has served on the board of directors or on the Compensation Committee of any other publicly traded company.

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Exchange Act”) that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report and the Stock Performance Graph that follows shall not be deemed to constitute soliciting material and should not be deemed to be incorporated by reference into any such filing.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Membership and Role of the Committee on Compensation

The Compensation Committee consists of the following non-employee members of our Board of Directors: Messrs. Coldrick and Mahoney. We expect to appoint a third independent member in accordance with Nasdaq rules. The Compensation Committee reviews and determines our executive compensation objectives and policies, administers our stock plans, grants stock options, and monitors and oversees the career development of our executive management pool. The Compensation Committee helps us to attract, develop and retain talented executive personnel in a competitive market.

Executive Compensation Program

Objectives

The objectives of our executive compensation program are to:

•	Attract and retain highly talented and productive executives;

•	Provide incentives for superior performance; and

•	Align the interests of executive officers with our stockholders’ interests by basing a significant portion of compensation upon our revenues, profits before taxes, stock price and other measures of performance.

Components

Our executive compensation program generally combines the following three components: base salary; annual bonus; and long-term incentive compensation, which historically has consisted of stock option grants.

Base salary. The Compensation Committee annually reviews the salaries of our executives. When setting base salary levels, in a manner consistent with the objectives outlined above, the Compensation Committee considers (a) competitive market conditions for executive compensation, (b) our performance and (c) the individual’s performance.

The measures of individual performance considered in setting fiscal year 2003 salaries included, to the extent applicable to an individual executive officer, a number of quantitative and qualitative factors, such as the Company’s historical and recent financial performance in the principal area of responsibility of the executive, the individual’s progress toward non-financial goals within his area of responsibility, individual performance, experience and level of responsibility and other contributions made to our success. The Compensation Committee has not found it practicable, nor has it attempted, to assign relative weights to the specific factors used in determining base salary levels, and the specific factors used may vary among individual executives. As is typical for most corporations, payment of base salary is not conditioned upon the achievement of any specific, pre-determined performance targets.

Annual bonus. Our cash bonus program seeks to motivate executives to work effectively to achieve our financial performance objectives and to reward them when objectives are met. The executive bonus payments for Messrs. Moyer, D’Addio, Hamilton and Williams were based upon the Company’s performance and the Company’s attainment of certain strategic goals including new customer acquisition, revenue growth and cash management.

Long-term incentive compensation. We believe that option grants (1) align executive interests with stockholder interests by creating a direct link between compensation and stockholder return, (2) give executives a significant, long-term interest in our success and (3) help retain key executives in a competitive market for executive talent. We do, however, monitor general corporate and industry trends and practices and may in the future, for competitive or other reasons, use other equity incentive vehicles in place of, or in combination with, stock options. For fiscal year 2004 to date, we have continued our stock option program, granting an aggregate of 123,165 options to the named executive officers.

Our stock option plans authorize the Compensation Committee to grant stock options to directors, executives and employees. Option grants are made from time to time to executives whose contributions have or will have a significant impact on our long-term performance. Generally, options granted to executives vest in equal annual installments over a period of three years and expire five to ten years from the date of grant.

Compensation of the Chief Executive Officer. The Chief Executive Officer’s compensation plan for fiscal years 2001 through 2003 consisted primarily of base salary, a bonuses, and option grants. In determining the compensation paid to Brett A. Moyer, who served as our President and Chief Executive officer beginning September 30, 2002, the Committee utilized each of the components described above for executive officers. In this regard, the Committee established Mr. Moyer’s salary level for 2003 based on its evaluation of not only our financial performance, but also on the Committee’s evaluation of Mr. Moyer’s potential strategic and leadership abilities in planning for and leading us during fiscal 2004. The Committee granted options to Mr. Moyer in 2003 as a motivation for future performance. While the compensation for Mr. Moyer was based on our performance, it was not tied to specific performance objectives.

Submitted by:

William B. Coldrick
Timothy E. Mahoney

COMPANY STOCK PRICE PERFORMANCE GRAPH

The graph below compares the five-year cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq US Market Index and the Nasdaq Electronic Components Index for the last five fiscal years ended December 31, 2003, assuming an investment of $100 at the beginning of that five-year period and the reinvestment of any dividends. No dividends were declared or paid by Focus during the five-year period.

The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of our common stock.

CERTAIN RELATIONSHIPS

What relationships exist between Focus and its directors and officers and entities with which any director or officer is affiliated? What is the nature of those relationships?

vFinance.com, Inc.

Timothy Mahoney, who is a Focus director, is the Chairman and COO of vFinance, Inc., the parent of vFinance Capital L.C. and a partner of Union Atlantic L.C. For the year ended December 31, 2001, the Company issued to vFinance Capital L.C. 243,833 shares of its common stock in lieu of investment banking fees in connection with the acquisition of Videonics in January 2001, and 79,444 shares of our common stock were issued to vFinance, Inc. for payment under and settlement for the termination of a Management and Financial Consulting Agreement between Focus and Union Atlantic L.C. and vFinance Capital L.C. In addition, vFinance and its affiliates were issued 47,055 shares of common stock pursuant to a price protection provision. Had vFinance, Inc. or any of its affiliates publicly sold its shares of common stock in the market at a price below $1.03, Focus would have been required to issue to vFinance, Inc. additional unregistered shares to make up any shortfalls between the market price at the time the shares were sold and $1.03. At December 31, 2002, the price protection provision had expired and the Company was under no further obligations to vFinance. Consequently, vFinance, Inc. returned the 47,055 shares of common stock in the first quarter of 2003.

In addition, pursuant to an agreement dated December 27, 2001, vFinance received a warrant to purchase 25,000 shares of the Company’s common stock at a per share exercise price of $1.54 per share. For such compensation, vFinance provided the Company with non-exclusive financial advisory services for a period of 12 months.

During the quarter ended March 31, 2002, in connection with its efforts to find investors in the private placement completed on January 11, 2002, vFinance Investments Inc. received from us $275,000 in cash and a warrant to purchase 123,690 shares of our common stock at $1.36 per share.

During the quarter ended December 31, 2002, in connection with its efforts to find investors in the private placement completed on November 25, 2002, vFinance Investments Inc. received from us $70,000 in cash and warrants to purchase 40,000 shares of our common stock at $1.20 per share.

In February 2003, the Company engaged vFinance Investments, Inc. to assist the Company with the preparation of a strategic business plan. In connection with the preparation of the business plan, the Company incurred consulting expenses of $50,000 during 2003.

In connection with its efforts to find investors for the Company in the private placement completed on July 2, 2003, vFinance Investments Inc. received $137,500 and out-of-pocket expenses, including legal fees, of $27,500. All such cash payments to vFinance Investments Inc., were recorded as reductions of the proceeds received from the private placements.

The Company also engaged vFinance Investments Inc., from July 1, 2003 to May 31, 2004, to act as the Company’s exclusive financial advisor, for the purpose of merger and acquisition services. In connection with the acquisitions of COMO Computer & Motion in February 2004 and Visual Circuits Corporation in May 2004 the Company incurred aggregate consulting expenses of $279,000 and issued 110,000 shares.

Carl Berg

Carl Berg, a Focus director and stockholder and previous director and stockholder of Videonics Inc., had a $1,035,000 loan outstanding to Videonics Inc., which we assumed on January 16, 2001 in connection with the merger. This unsecured loan accrued interest at 8% per year, and was due on January 16, 2002. Accrued interest was payable at maturity. On May 7, 2001, Focus and Mr. Berg agreed to the conversion of $1,035,000 of the outstanding principal balance and all accrued interest into 1,012 shares of Series B Preferred Stock.

Additionally, Carl Berg loaned us $2,362,494 on October 26, 2000, to collateralize a $2,362,494 bond posted in connection with the CRA Systems, Inc. litigation. The promissory note had a term of three years and bears interest at a rate of prime plus 1% (5.00% at December 31, 2003). Interest earned on the restricted collateral deposit was payable to Mr. Berg. The interest payable by us to Mr. Berg was reduced by the amount of interest earned on the restricted collateral deposit. The principal amount of the note was originally due on October 26, 2003, but was amended on November 25, 2003, to provide for an extension of the maturity date to January 25, 2005, with interest to be paid quarterly. Under certain circumstances, including at the election of Mr. Berg and Focus, the promissory note and any accrued and unpaid interest is convertible into shares of the Focus common stock at a conversion price of $1.25, which represented the average closing bid and ask price of our common stock on the day preceding the agreement. The promissory note is secured by a security agreement in favor of Mr. Berg granting him a first priority security interest, over substantially all of our assets. On May 7, 2001, $46,000 of outstanding interest due under the note was converted into 38 shares of Series B Preferred Stock. In February 2002, in connection with the settlement of the CRA Systems Inc. case, the bond was liquidated and excess proceeds of $145,000 were used to pay down a portion of this note. Prior to the conversion on March 19, 2004 of Mr. Berg’s principal and accrued interest into common and preferred stock, we had unpaid principal and accrued interest due under the note totaling approximately $2,509,000.

On February 28, 2001, Carl Berg agreed to loan us $2.0 million to support our working capital needs, bearing interest at a rate of prime plus 1%. The principal amount of the note will be due at the end of its term, with interest to be paid quarterly. On April 24, 2001, the note was amended to provide that under certain circumstances, including at the election of Mr. Berg and Focus, the promissory note and any accrued and unpaid interest is convertible into shares of the Company’s preferred stock at a conversion price of $1,190 per share which represented 1,000 (each share of preferred is convertible into 1,000 shares of common) multiplied by 125% of the trailing 30-day average of the Company’s common stock ending April 23, 2001. The promissory note is secured by a security agreement in favor of Mr. Berg granting him a security interest in first priority over substantially all of our assets. On May 7, 2001, Focus and Mr. Berg agreed to the conversion of $1,000,000 of the outstanding principal balance and $16,000 of accrued interest into 854 shares of Series B Preferred Stock. On November 25, 2003, the note was amended to provide for an extension of the maturity date for the remaining principal balance of $1,000,000, from the maturity date of October 26, 2003 to January 25, 2005. Prior to the conversion on March 19, 2004 of Mr. Berg’s principal and accrued interest into common and preferred stock, we had principal and accrued interest due under the note totaling approximately $1,160,000.

On June 29, 2001, we issued a convertible promissory note to Mr. Berg in the amount up to $650,000 to support the Company’s working capital needs. The promissory note had an original due date of January 3, 2003 which was extended to January 25, 2005 and bears interest at a rate of prime plus 1%. The principal amount of the note will be due at the end of its term, with interest to be paid quarterly. The note provides that at the election of Mr. Berg and Focus, the promissory note and any accrued and unpaid interest is convertible into shares of the Company’s Series C Preferred Stock at a conversion price of $1,560 per share which represented 1,000 (each share of preferred is convertible into 1,000 shares of common) multiplied by 125% of the trailing 30-day average of Focus’ common stock ending June 28, 2001. The promissory note is secured by a security agreement in favor of Mr. Berg granting him a security interest in first priority over substantially all of our assets. Prior to the conversion on March 19, 2004 of Mr. Berg’s principal and accrued interest into common and preferred stock, we had principal and accrued interest due under the note totaling approximately $744,000.

Additionally, in December 2002, Mr. Berg provided Samsung Semiconductor Inc., the Company’s contracted ASIC manufacturer, with a personal guarantee to secure the Company’s working capital requirements for ASIC purchase order fulfillment. Mr. Berg agreed to provide the personal guarantee on the Company’s behalf without additional cost or collateral, as Mr. Berg maintains a secured priority interest in substantially all the Company’s assets. At May 31, 2004, the Company owed Samsung $129,000, under net 30 terms.

At December 31, 2003, the Company owed Carl Berg approximately $4.4 million in principal and accrued interest on the various aforementioned notes. In September 2003, Mr. Berg agreed to convert such debt and accrued interest into preferred and common stock on conversion terms agreed to more than two years ago. On March 19, 2004, Mr. Berg converted his approximately $4.4 million of principal and accrued interest into common and preferred stock. This conversion resulted in the issuance of 2,173,193 shares of common stock and 840 shares of Series B preferred stock and 417 shares of Series C preferred stock, which are convertible into an additional 840,000 and 417,000 shares of common stock, respectively.

All material affiliate transactions and loans between Focus and its officers, directors, principal stockholders or other affiliates are made or entered into on terms that are no less favorable to such individuals than would be obtained from, or given to, unaffiliated third parties and are approved by a majority of the board of directors who do not have an interest in the transactions and who have access, at Focus’ expense to Focus’ or independent legal counsel.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors of Focus shall be determined by resolution of the Board of Directors but in no event shall be less than three. The number of directors is currently set at seven (7). We are currently seeking to add one more independent board member.

The Board of Directors recommends the election as directors the nominees listed below, to hold office for the terms indicated and until their successors are elected and qualified or until their earlier death, resignation or removal. Messrs. Berg and Jasper are being nominated for three-year terms. The person named as “Proxy” in the enclosed form of proxy statement will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If at the time of the Annual Meeting of Stockholders that the nominee named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the proxy statement will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Our full Board of Directors acts as the nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of Focus in accordance with Section 7.A. of Focus’ Bylaws. See “How can shareholders nominate directors?” Nominations for this year’s meeting were due June 18, 2004, ten days from the date of the announcement of our annual meeting.

The following sets forth the name and age as of June 11, 2004 of the nominee for director and the term he has been nominated to serve:

Name	Age	Term to Expire
Carl E. Berg	66	2007
N. William Jasper, Jr.	56	2007

There is no family relationship between any director or executive officer of Focus. For a complete discussion of the background of the nominee for director, see “What is the background of our executive officers and directors?” on page 4.

The following directors are continuing in office pursuant to their terms as indicated and are not up for election this year:

Name	Age	Term to Expire
Tommy Eng	45	2005
William B. Coldrick	61	2006
Michael L. D’Addio	59	2006
Brett A. Moyer	46	2006

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES FOR DIRECTOR.

PROPOSAL 2:

APPROVAL OF THE 2004 STOCK INCENTIVE PLAN

Proposed Plan

On May 27, 2004, our Board of Directors adopted, subject to shareholder approval, the 2004 Stock Incentive Plan. Pursuant to the incentive plan, 2,452,000 shares will be available for issuance under the plan and awards can be made by granting options or issuing restricted stock. The incentive plan is subject to the approval by the affirmative vote of holders of a majority of the votes cast at the meeting.

A copy of the 2004 Stock Incentive Plan is attached as Appendix A.

Our Board of Directors believes that the proposed plan is in the best interests of Focus and our shareholders for the reasons stated below. Therefore, the Board unanimously recommends a vote “for” approval of the 2004 Stock Incentive Plan.

Reasons for the Proposed Plan

Additional Shares. The primary purpose of the proposed plan is to ensure that Focus will have a sufficient reserve of common stock available under the Plan to provide eligible employees, officers and directors of Focus with continuing opportunity to acquire a proprietary interest in Focus and to align their interests with Focus shareholders. The incentive plan will permit the continuation of option awards as well as restricted stock awards (discussed later), which provide long-term incentives to the Plan’s participants. Without this new plan, we only have approximately 421,000 shares remaining under our existing plans, which we estimate to be depleted during 2004. We believe stock incentives help us compete for, motivate and retain executives and other key employees. Furthermore, the value of any award is dependent solely on appreciation in the market value of our common stock, which in turn generates value for stockholders.

Furthermore, since our shareholders approved an amendment to our 2002 Non-Qualified Stock Option Plan in December 2003, we have been involved in the following two acquisitions:

•	Visual Circuits Corporation. On January 27, 2004, we agreed to acquire certain assets and assume certain liabilities of Visual Circuits. The transaction was completed on May 28, 2004.

•	COMO Computer & Motion. In February 2004, we entered into an agreement to purchase all the outstanding stock of COMO Computer & Motion GmbH (“COMO”), a corporation, located in Kiel, Germany from its two shareholders. The transaction was completed on February 27, 2004.

These acquisitions have increased our employee base by 29 people. In addition, we have added an aggregate of six employees related to compliance and our investment in Ultra Wideband technology.

Stock Awards. We believe that the ability to issue restricted stock as well as options pursuant to the plan will provide us with added flexibility in compensating our employees. In addition, such restricted stock could be used to compensate our board of directors.

Recently, there has been a trend towards granting restricted stock. Some have argued that one advantage of restricted stock is it is better at motivating employees to think and act like owners. When a restricted stock award vests, the employee who received the restricted stock becomes an owner of the company and has a vested interest in such grant.

Furthermore, because of the cost of restricted stock awards, companies will often grant a lower number of awards compared to options, thereby decreasing dilution to existing shareholders.

Finally, anticipated changes in the manner in which companies are required to account for stock options may also make it more desirable for public companies to issue restricted stock rather than options. Currently, the Financial Accounting Standards Board (FASB) does not require companies to account for options as an expense, but allows companies the choice of either including the amount of the option expense in their financial statements or disclosing the option expense amount in the notes to their financial statements. We currently include the amount of option expense as a pro forma disclosure in the notes to our financial statements. However, FASB has indicated that it will require companies to account for stock options as a compensation expense that must be subtracted from earnings. This change in accounting treatment could have a significant effect on our earnings. FASB’s proposal does have significant opposition in Congress and it is difficult to predict when, if ever, such proposal will be adopted. A number of companies have determined to expense options when granted and/or eliminate options and make future awards in restricted stock. Having the ability to issue restricted stock pursuant to the plan will provide us with the ability to remain competitive in attracting talented employees.

Possible Dilutive Effects of the Option Plan

The common stock to be issued upon the exercise of options awarded under the plan may either be authorized but unissued shares of our common stock or shares of our common stock purchased in the open market. In that Focus shareholders do not have preemptive rights, to the extent that we fund the plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders will be diluted upon exercise of such options.

Description of the 2004 Stock Incentive Plan

General. The purpose of the plan is to promote the interests of Focus by providing an inducement to obtain and retain the services of qualified persons.

The plan is administered by the Board of Directors of Focus. The Board of Directors, subject to the provisions of the plan, has the power to interpret the plan, to determine all questions there under, and to adopt and amend any rules and regulations for the administration of the plan as it may deem desirable.

The number of shares authorized for grant under this plan is 2,452,000. Outstanding options or restricted stock awards under the plan would be subject to adjustment for capital changes. If any options or restricted shares granted under the plan are surrendered before exercise or lapse without exercise or are otherwise forfeited, in whole or in part, the shares reserved therefore shall continue to be available under the Plan.

Options. The exercise price per share of options granted under the plan is 100% of the fair-market value of Focus’ common stock on the date of grant. The option exercise price is subject to adjustment to take into account various equity distributions, such as stock splits and stock dividends, and other changes in Focus’ capitalization.

The Plan requires that options granted there under will expire on the date that is up to ten (10) years from the date of grant.

Each option granted under the plan first becomes exercisable upon time periods set by the Compensation Committee of the Focus Board of Directors but in general, options granted to non-executive employees, vest so that, eight point three three percent (8.33%) of the shares vest every three months from grant date and options granted to executive employees and board members vest so that, two point seven seven percent (2.77%) of the shares vest every month from grant date. Subject to the terms and conditions of the plan, an option granted under the plan shall be exercisable in whole or in part by giving written notice to Focus at its principal executive offices. The notice must state the number of shares as to which the option is being exercised and must be accompanied by payment in full for such shares. The vesting of options on each vesting date is conditioned on the optionee having continuously served as a member of the Focus Board of Directors or being employed by Focus through that date.

In the event an optionee ceases to be a member of the Focus Board of Director or an employee of Focus for any reason other than death, permanent disability, termination without cause or termination due to a change in control of Focus, then unexercised options granted to such optionee shall, to the extent not then vested, immediately terminate and become void, and any options which are then vested but have not been exercised may be exercised by the optionee for a period of one year thereafter. In the event that an optionee ceases to be a member of the Focus Board of Directors or employee of Focus by reason of his or her permanent disability or death, any option granted to such optionee, to the extent it is then vested, may be exercised by the optionee (or by the optionee’s personal representative, heir or legatee) within one year of such event.

Any option or restricted shares granted pursuant to the Plan are not assignable or transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options are exercisable during the optionee’s lifetime only by him or her.

The Focus Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the Plan at any time, however, such action shall not affect options previously granted.

In addition executive officers are parties to certain agreements that provide for the acceleration of option vesting under certain circumstances upon a change in control as defined in those respective agreements. See “Executive and Director Compensation - Employment Agreements.”

Restricted Stock. In addition to options, the plan would provide that we could also grant shares of restricted stock to participants. Such grants would be subject to the continued employment of the participant and may also be subject to performance criteria at our discretion. Performance criteria for awards under the Performance Incentive Plan may include one or more of the following operating performance measures:

Earnings	Financial return ratios

Revenue	Total shareholder return

Operating or net cash flows	Market share

Generally, if the participant’s employment terminates prior to the completion of the specified employment or the attainment of the specified performance goals, the awards will lapse. We may provide for a pro-rated attainment of the performance criteria or a pro-rated attainment of time-based restrictions. Generally, restricted stock will not vest during a period less than one year following the date of an award unless the Compensation Committee determines otherwise. During the restriction period, the participant is entitled to vote the shares and to receive dividends, if any are declared.

Furthermore, we could grant restricted shares to our directors in lieu of board fees. Currently, board members do not receive cash compensation for board service. See “How do we compensate our directors?”

Awards Currently Granted under the 2004 Stock Incentive Plan

As of the record date, we have not granted any awards under the plan.

No grants will be made unless our stockholders approve the proposed plan.

Federal Income Tax Consequences of the 2004 Stock Incentive Plan

General. The following discussion summarizes certain federal income tax consequences for directors and officers of Focus receiving awards under the plan and certain tax effects on Focus. However, the summary does not address every situation that may result in taxation. For example, it does not address the tax implications arising from an optionee’s death. Furthermore, there are likely to be federal self-employment tax and state income tax consequences, which are not discussed herein. The plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, are not applicable to the plan.

Options.

•	Options granted under the plan will not qualify as “Incentive Stock Options” under Section 422 of the Code.

•	A director or officer will not recognize any taxable income upon the grant of an option under the Plan, but will generally recognize ordinary compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

•

When a director or officer sells the common stock acquired upon exercise of an option, he or she generally will recognize a capital gain or loss equal to the difference between the amount realized upon sale of the stock and his or her basis in the stock (in the case of a cash exercise, the exercise price plus the amount, if any, taxed to the director or officer as compensation income as a result of his or her exercise of the option). If the director’s or officer’s holding period for the stock exceeds one year, the gain or loss will be long-term capital gain or loss.

No tax deduction will be allowed to Focus upon the grant of an option under the plan. When a director or officer recognizes compensation income as a result of the exercise of an option under the plan, Focus generally will be entitled to a corresponding deduction for income tax purposes.

Restricted Stock. Upon vesting of shares of restricted stock, the grantee will recognize ordinary income on the difference between the closing price of Focus common stock on the day of vesting and the par value of Focus’ common stock of $0.01, multiplied by the number of shares vesting. Focus will be entitled to a corresponding tax deduction. Subsequent sales of vested restricted stock by the grantee will result in short- or long-term capital gains/losses with no corresponding tax consequences for Focus.

Vote Required

Approval of the proposed stock incentive plan requires the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which there is a quorum.

Recommendation

THE FOCUS BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED 2004 FOCUS ENHANCEMENTS INC. STOCK INCENTIVE PLAN

PROPOSAL 3:

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We expect to appoint Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2004. It is expected that representatives of Deloitte & Touche, LLP will be present at the meeting, will be available to respond to appropriate questions you may ask.

Fees

The following table sets forth fees that Focus incurred for services provided by Deloitte & Touche LLP during the fiscal years ended December 31, 2003 and 2002. All services rendered by Deloitte & Touche LLP during the fiscal years ended December 31, 2003 and 2002 were furnished at customary rates and terms.

	Years ended December 31,
	2003	2002
Audit Fees (1)	$175,655	$153,778
Audit-Related Fees (2)	1,250	—
Tax Fees	—	—
All Other Fees (3)	800	8,350

	$177,705	$162,128

(1)	Represents fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with other statutory or regulatory filings. Audit fees for 2002 include a final billing in the amount of $21,600 for the audit of our annual financial statements for the year ended December 31, 2001.

(2)	Represents fees for assurance services related to the audit of our financial statements.

(3)	Represents fees for services provided to us not otherwise included in the categories above. The Audit Committee has considered the role of Deloitte & Touche LLP in providing additional services and other non-audit services to the Company and has concluded that such services are compatible with Deloitte & Touche’s independence as the Company’s independent registered public accounting firm.

If you do not ratify the selection of the independent registered public accounting firm, the Board will reconsider the appointment. However, even if you ratify the selection, the Board may still appoint a new independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of Focus and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 3.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the Focus’ independent registered public accounting firm. In connection with these responsibilities, the Audit Committee adopted a policy for pre-approving the services and associated fees of Focus’ independent registered public accounting firm. Under this policy, the Audit Committee must pre-approve all audit and audit related services. The policy also mandates that no engagements of the Focus’ independent registered public accounting firm for non-audit services may be entered into without the express approval of the Audit Committee.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Considered for Inclusion in Focus’ Proxy Materials. If you want a proposal to be included in our proxy statement and proxy for our Annual Meeting of Stockholders in 2005, we must receive such proposal by April 1, 2005 in a form that complies with applicable law. Proposals should be addressed to our Corporate Secretary and sent to our corporate office. In the event the date for our annual meeting in 2005 is changed by more than 30 days from the date of this year’s meeting, then a proposal must be received within a reasonable time before we begin to print and mail our proxy materials for 2005. See “Where You Can Find More Information” below for our address.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. For any other matter to be properly considered at our annual meeting, such proposal/matter must be submitted to our Corporate Secretary no later than the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of this annual meeting. In the event next year’s annual meeting is more than 30 days before or more than 60 days after the anniversary date, to be timely, stockholder notices much be delivered not earlier than the close of business on the later of the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by Focus. Notices of intention to present proposals at the 2005 annual meeting should be addressed to Secretary, Focus Enhancements, Inc., 1370 Dell Avenue, Campbell, California 95008. Focus reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER BUSINESS

The Board of Directors does not intend to bring any other business before the meeting and, to the knowledge of the Board of Directors, no matters are to be brought before the meeting except as specified in this notice of the meeting. If any other business does properly come before the meeting, however, the proxies will be voted in accordance with the judgment of the persons voting them.

WHERE YOU CAN FIND MORE INFORMATION

Focus Common Stock is listed on the Nasdaq SmallCap Market under the symbol “FCSE.” Focus files annual, quarterly and current reports with the SEC. Please call the SEC at 1.800.SEC.0330 for further information about their public reference rooms. Our public filings are also available from commercial document retrieval services and via the SEC’s Internet website, at http://www.sec.gov.

You may obtain the above-mentioned documents, or additional copies of this document or any of the documents accompanying this proxy statement, by requesting them in writing or by telephone from the Corporate Secretary at the following addresses:

Corporate Secretary

Focus Enhancements, Inc.

1370 Dell Avenue

Campbell, California 95008

(408) 866-8300

If you would like to request documents from us, please do so at least five business days before the date of the annual meeting to receive them before the annual meeting. Alternatively, you can visit our website at www.focusinfo.com for such documents.

You should rely only on the information contained in or accompanied with this document to vote your shares at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated June             , 2004. You should not assume that the information contained in this document is accurate as of any date other than the date indicated, and neither the mailing of this document creates any implication to the contrary.

By Order of the Board of Directors

Gary L. Williams, Secretary

APPENDIX A

FOCUS ENHANCEMENTS, INC.

2004 STOCK INCENTIVE PLAN

1. Purpose. This Stock Incentive Plan, to be known as the 2004 Stock Incentive Plan (hereinafter, this “Plan”), is intended to promote the interests of Focus Enhancements, Inc. (hereinafter, the “Company”) by providing an inducement to obtain and retain the services of qualified persons to serve as employees of the Company or members of its Board of Directors (the “Board”).

2. Available Shares. The total number of shares of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) for which options or restricted stock may be granted under this Plan shall not exceed 2,452,000 shares, subject to adjustment in accordance with paragraph 8 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options or restricted stock granted under this Plan are surrendered or forfeited before exercise or lapse without exercise, in whole or in part, the shares reserved therefore shall continue to be available under this Plan.

3. Administration. This Plan shall be administered by the Board or by a committee appointed by the Board (the “Committee”). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word “Committee” wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

4. Grant of Options or Restricted Shares. Subject to the availability of shares under this Plan, the Committee may make grants to employees of the Company and/or members of the Board under this Plan from time to time in accordance with the terms of the Plan.

5. Shareholder Approval. Anything in this Plan to the contrary notwithstanding, the effectiveness of this Plan and of the grant of all options or restricted stock hereunder is in all respect subject to this Plan and options or restricted stock granted under it shall be of no force and effect unless and until the approval of this Plan by the vote of the holders of a majority of the Company’s shares of Common Stock present in person or by proxy and entitled to vote at a meeting of shareholders at which this Plan is presented for approval.

6. Options. (a) Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on either (i) the day the option is granted, or (ii) such other day as the Board shall determine at their sole discretion. The option price will be subject to adjustment in accordance with the provisions of paragraph 8 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the lower of the last sale price for the Company’s Common Stock or the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

(b) Period of Option. Unless sooner terminated in accordance with the provisions of paragraph 6(d) of this Plan, an option granted hereunder shall expire on the date that is ten (10) years after the date of grant of the option.

(c) Vesting of Options and Non-Transferability of Options. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable in accordance with the vesting schedule as determined by the Committee from time to time in a option grant letter, or upon the occurrence of a specified event, provided, however, the optionee has continuously served as a member of the Board, as an employee of the Company, or in another advisory role to the Company.

The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan; provided however, any option granted under this Plan shall in no event be exercised unless and until this Plan has been approved by the Company’s stockholders, but upon such approval the vesting shall become effective as of the date of the grant.

(d) Non-transferability. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee’s lifetime only by him or her.

(e) Termination of Option Rights.

(1) Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be an employee of Company or a member of the Board, as the case may be, for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; except as set forth in paragraphs 6(b) and 6(c), any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board or an employee may be exercised, to the extent it is then vested by the optionee within ninety days after such event.

(2) Notwithstanding the foregoing, in the event any optionee (i) ceases to be a member of the Board of Directors at the request of the Company, (ii) is removed without cause, or (iii) otherwise does not stand for nomination or re-election as a director of the Company at the request of the Company, then any portion of any Option granted to such Optionee may be exercised, to the extent it is then vested by the optionee within one year after such event. Notwithstanding anything to the contrary herein, in no event shall any option be exercised if the Optionee is dismissed from employment or removed from the Board of Directors for any one of the following reasons: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or polices of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the conduct of any activity on behalf of any organization or entity which is a competitor of the Company (unless such conduct is approved by a majority of the members of the Board of Directors).

(3) In the event that an optionee ceases to be an employee of the Company or a member of the Board, as the case may be, by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee’s personal representative, heir or legatee, in the event of death) for a period of one year thereafter.

(f) Exercise of Option. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Secretary of the Company by mail or in person addressed to FOCUS Enhancements, Inc., 1370 Dell Avenue, Campbell, California 95008, at its principal executive offices, or other such address as Optionee may be informed from time to time, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determine in accordance with the provisions of paragraph 6 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant’s direction at the time of exercise. The Company’s transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

7. Restricted Stock. Restricted stock awards under the Plan shall consist of grants of shares of Common Stock of the Company subject to the terms and conditions hereinafter provided.

(a) Grant of Awards. The Committee shall (i) select the officers and key employees to whom restricted stock may from time to time be granted, (ii) determine the number of shares to be covered by each award granted, (iii) determine the terms and conditions (not inconsistent with the Plan) of any award granted hereunder, and (iv) prescribe the form of the agreement, legend or other instrument necessary or advisable in the administration of awards under the Plan. Restricted stock may be granted to Board members in lieu of Board fees.

(b) Terms and Conditions of Awards. Any restricted stock award granted under the Plan shall be evidenced by a Restricted Stock Agreement executed by the Company and the recipient, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall prescribe:

(1) Number of Shares Subject to an Award: The Restricted Stock Agreement shall specify the number of shares of Common Stock subject to the Award.

(2) Restriction Period: The period of restriction applicable to each Award shall be established by the Committee but may not be less than one year, unless the Committee determines otherwise. The Restriction Period applicable to each Award shall commence on the Award Date.

(3) Consideration: With respect to employees of the Company, each recipient, as consideration for the grant of an award, shall remain in the continuous employ of the Company for at least one year from the date of the granting of such award, or as otherwise determined by the Committee, and any shares covered by such an award shall lapse if the recipient does not remain in the continuous employ of the Company for at least one year from the date of the granting of the award, except as otherwise determined by the Committee.

(4) Restriction Criteria: The Committee shall establish the criteria upon which the Restriction Period shall be based. Restrictions shall be based upon either or both of (i) the continued employment of the recipient or (ii) the attainment by the Company of one or more of the following measures of operating performance:

a. Earnings	d. Financial return ratios

b. Revenue	e. Total Shareholder Return

c. Operating or net cash flows	f. Market share

The Committee shall establish the specific targets for the selected criteria and, in its judgment, can select additional measures of performance. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. These targets may be based upon the total Company, one or more business units of the Company or a defined business unit that the executive has responsibility for or influence over. In cases where objective performance criteria are established, the Committee shall determine the extent to which the criteria have been achieved and the corresponding level to which restrictions will be removed from the Award or the extent to which a participant’s right to receive an Award should be lapsed in cases where the performance criteria have not been met and shall certify these determinations in writing. The Committee may provide for the determination of the attainment of such restrictions in installments where deemed appropriate.

(c) Terms and Conditions of Restrictions and Forfeitures. The shares of Common Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(1) During the Restriction Period, the participant will not be permitted to sell, transfer, pledge or assign restricted stock awarded under this Plan.

(2) Except as provided in Section 10(c)(1), or as the Committee may otherwise determine, the participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares and receive dividends and other distributions provided that distributions in the form of stock shall be subject to the same restrictions as the underlying restricted stock.

(3) In the event of a participant’s Retirement, death or Disability prior to the end of the Restriction Period for a participant who has satisfied the one year employment requirement of Section 10(b)(3) with respect to an award prior to Retirement, death or Disability, or as otherwise determined by the Committee, the participant, or the participant’s estate, shall be entitled to receive that proportion (to the nearest whole share) of the number of shares subject to the Award granted as the number of months of the Restriction Period which have elapsed since the Award date to the date at which the participant’s Retirement, death or Disability occurs, bears to the total number of months in the Restriction Period. The participant’s right to receive any remaining shares shall be canceled and forfeited and the shares will be deemed to be reacquired by the Company.

(4) In the event of a participant’s Retirement, death, Disability or in cases of special circumstances as determined by the Committee, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all remaining time based restrictions with respect to all or part of such participant’s restricted stock.

(5) Upon termination of employment for any reason during the Restriction Period, subject to the provisions of paragraph (3) above or in the event that the participant fails promptly to pay or make satisfactory arrangements as to the withholding taxes as provided in the following paragraph, all shares still subject to restriction shall be forfeited by the participant and will be deemed to be reacquired by the Company.

(6) A participant may, at any time prior to the expiration of the Restriction Period, waive all rights to receive all or some of the shares of a restricted stock Award by delivering to the Company a written notice of such waiver.

(7) Notwithstanding the other provisions of this Section 10, the Committee may adopt rules that would permit a gift by a participant of restricted shares to members of the participant’s immediate family (spouse, parents, children, stepchildren, grandchildren or legal dependants) or to a trust whose beneficiary or beneficiaries shall be either such a person or persons or the participant.

(8) Any attempt to dispose of restricted stock in a manner contrary to the restrictions shall be ineffective.

8. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee’s rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

(a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivisions, combination or stock dividend.

(b) Recapitalization Adjustments. If (i) the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise and (ii) the Board resolves at its sole discretion to vest options upon the completion of such merger or sale, then each option granted under this Plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full twenty (20) days prior to the effective date of such event. In the event of a reorganization, re-capitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 of the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionees and preserve, without exceeding, the value of such options, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

(c) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

(d) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options or restricted shares which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 8, and its determination shall be conclusive.

9. Legend on Certificates. The certificates representing restricted shares or shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company’s transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

10. Representations of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

11. Agreement. Each option or restricted share granted under the provisions of this Plan shall be evidenced by an agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the grantee to whom such award is granted. The agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the committee and the officer executing it.

12. Termination and Amendment of Plan. Awards may no longer be granted under this Plan after May 27, 2014, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that if stockholder approval of the Plan is required by law, the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which awards may be granted under this Plan (except by adjustment pursuant to Section 11), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

13. Withholding of Income Taxes. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect to amounts considered to be compensation includible in the participant’s gross income.

14. Compliance with Regulations. It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

15. Governing Law. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Approved by Board of Directors of the Company on May 27, 2004, and by the stockholders of the Company on                     , 200  .

APPENDIX B

Amended and Restated Audit Committee Charter

FOCUS ENHANCEMENTS, INC.

I.	Purpose

The purpose of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Focus Enhancements, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

II.	Relation to Independent Auditors

The Audit Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; and each such registered public accounting firm is accountable and shall report directly to the Audit Committee. References in this Charter to the Company’s “independent auditors” shall mean any such registered public accounting firm.

III.	Composition and Appointment

The Audit Committee shall be composed of three or more members of the Board, each of whom (i) shall be an “independent director” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the “NASD”) and any other applicable rules of the NASD, (ii) shall be independent based upon the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, (iii) shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company during the past three years, and (iv) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At all times the Audit Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member’s financial sophistication (such as being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities).

Based upon the recommendations of the Nominating and Corporate Governance Committee of the Board, the Board shall appoint the members of the Audit Committee at such times as the Board may deem necessary or appropriate, and the members of the Audit Committee shall serve at the pleasure of the Board.

Based upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board from time to time shall appoint from among the members of the Audit Committee a chairperson of the Audit Committee who shall serve in such capacity at the pleasure of the Board.

IV.	Meetings and Actions

The Audit Committee shall meet at least quarterly, either in conjunction with meetings of the Board or at such other or additional times as the Audit Committee shall determine. The chairperson of the Audit Committee or any two members of the Audit Committee may call a meeting of the Audit Committee at any time upon notice given in accordance with the bylaws of the Company.

The Audit Committee shall keep regular minutes of its meetings and shall report to the Board on its actions and other matters set forth in this Charter at such times as the Board or this Charter may require and at such other times as the Audit Committee may deem necessary or appropriate.

Members of the Audit Committee may participate in a meeting of the Audit Committee through conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

At all meetings of the Audit Committee, a majority of the then members of the Audit Committee shall constitute a quorum for the transaction of business; and the vote of a majority of the members of the Audit Committee at any meeting of the Audit Committee at which a quorum is present shall be the act of the Audit Committee.

Any actions required or permitted to be taken at a meeting of the Audit Committee may be taken without a meeting if (i) all members of the Audit Committee consent to such action in writing and (ii) such written consents are filed with the minutes of meetings of the Audit Committee.

The Audit Committee may delegate to its chairperson or another member of the Audit Committee the performance of any of the responsibilities of the Audit Committee, either in a specific instance or on a continuing basis. In the event of such a delegation, the person to whom such performance is delegated shall report to the Audit Committee at its next meeting on the manner in which such person carried out such delegated performance, including but not limited to any decisions by such person to pre-approve any audit or permissible non-audit services to be provided by the Company’s independent auditors.

To the extent not inconsistent with this Charter, the provisions of the bylaws of the Company applicable to committees of the Board shall be applicable to the Audit Committee except that only the Board may appoint members of the Audit Committee.

V.	Responsibilities

To accomplish its purpose, the Audit Committee shall:

1. Appoint the Company’s independent auditors; evaluate the performance of the Company’s independent auditors; and, if appropriate, remove and replace the Company’s independent auditors.

2. At least annually obtain from the Company’s independent auditors the written disclosures and the letter required by Independence Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, issued by the Independence Standards Board and discuss with the Company’s independent auditors the independence of such auditors; actively engage in a dialogue with the Company’s independent auditors with respect to any relationships or services disclosed in such written disclosures and letter which may impact the objectivity and independence of such independent auditors; and take, or recommend that the Board take, appropriate actions to oversee the independence of the Company’s independent auditors.

3. Determine and approve (i) all audit and permissible non-audit services to be provided to the Company by the Company’s independent auditors and all audit services to be provided to the Company by anyone other than the Company’s independent auditors, in each case in advance of the performance of such services, (ii) the terms of the engagement of the Company’s independent auditors or any other auditors to perform such services, and (iii) the compensation to be paid to the Company’s independent auditors or any other auditors for such services.

4. Meet with the Company’s independent auditors prior to each annual audit to review the planning, staffing, scheduling, scope, and any anticipated special emphases of such audit and, if necessary, meet with the Company’s independent auditors during the course of such audit with respect to any changes in any of such matters or to receive reports on the progress of such audit.

5. Oversee the work of the Company’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company.

6. Review and discuss with the Company’s independent auditors (i) any problems or difficulties such auditors are encountering or may have encountered in connection with an annual audit or any interim financial statement review, (ii) any disagreements between management of the Company and the Company’s independent auditors regarding the application of any accounting principles or other matters, and (iii) any audit or other financial statement adjustments, revisions, or clarifications proposed by the Company’s independent auditors which were not made by the Company.

7. Resolve any disagreements between management of the Company and the Company’s independent auditors regarding financial reporting.

8. Review any management letter or other recommendations for the improvement of the Company’s accounting practices or internal controls provided to the Company by the Company’s independent auditors and the Company’s response to such letter.

9. Review significant changes in the Company’s accounting principles or practices, financial reporting policies, or internal controls proposed by management of the Company or recommended by the Company’s independent auditors.

10. Review an analysis prepared by management of the Company and the Company’s independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

11. Review and discuss at least annually with the Company’s independent auditors the judgments of such auditors with respect to (i) the quality, appropriateness, and acceptability of the Company’s accounting principles as applied in the Company’s financial reporting, (ii) the adequacy and clarity of the disclosures made in the Company’s financial statements, (iii) the application of particular accounting principles or practices to significant new transactions or events involving the Company, (iv) the adequacy and effectiveness of the Company’s internal accounting and financial controls, and (v) the Company’s compliance with its established accounting practices and procedures and system of internal controls.

12. Review and discuss with management of the Company and the Company’s independent auditors the Company’s annual audited financial statements.

13. Discuss with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

14. Obtain appropriate assurances from the Company’s independent auditors that the requirements of Section 10A of the Securities Exchange Act of 1934 have been satisfied in connection with each audit of the Company’s financial statements and receive from the Company’s independent auditors and review the reports required by Section 10(A)(k) of the Securities Exchange Act of 1934.

15. Make the report required by Item 306 of Regulation S-K of the United States Securities and Exchange Commission (the “SEC”).

16. Make a recommendation to the Board with respect to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on SEC Form 10-K.

17. Review with management of the Company and the Company’s independent auditors the Company’s quarterly financial statements to be included in the Company’s Quarterly Report on SEC Form 10-Q prior to the filing of such report.

18. Review with the Company’s general counsel legal matters that may have a material impact on the Company’s financial statements and any material reports or inquiries received from any governmental agency or other regulatory body.

19. Meet at least annually with the Company’s chief financial officer and independent auditors, in separate executive sessions, to discuss any matters relating to the financial statements and accounting practices of the Company which have not been addressed by the Audit Committee in the performance of its responsibilities set forth in the preceding Paragraphs 1 through 18 and which the Audit Committee, the chief financial officer, or the independent auditors may consider appropriate for discussion.

20. Select any independent provider of internal audit services to the Company and approve (i) the scope of such services, (ii) the terms of the engagement of such independent provider, and (iii) the compensation to be paid to such independent provider for such services; evaluate the performance of such independent provider; and, if appropriate, terminate the engagement of and replace such independent provider. Any independent provider of internal audit services to the Company shall report directly to the Audit Committee.

21. Meet at least annually, in executive session, with the senior person responsible for any internal audit function of the Company, whether performed with the Company’s own employees or by an independent provider of internal audit services, (i) to review the scope of such internal audit function and the current internal audit goals and plans, (ii) to receive a report on the type, extent, and results of the Company’s internal audit activities since the last such report, and (iii) to discuss any matters relating to the financial statements, accounting and risk management practices, and internal controls of the Company which the Audit Committee or such internal auditor may consider appropriate for discussion.

22. At least annually review the staffing of the Company’s financial management, accounting, and internal audit functions and assess the adequacy of such staffing and the performance and competence of both the Company’s senior personnel responsible for such functions and any independent provider of internal audit services.

23. Review and concur in the appointment, replacement, reassignment, or dismissal of the Company’s chief financial officer, principal accounting officer, and senior internal auditor and the compensation packages for each of such persons.

24. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

25. Review and approve or disapprove all related party transactions for potential conflict of interest situations on an ongoing basis whenever the Audit Committee is informed or becomes aware of any such existing or proposed transaction. For purposes of this Paragraph 25, “related party transactions” means transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404. The Audit Committee shall report to the Board all actions that the Audit Committee takes pursuant to this Paragraph 25.

26. Establish such policies and procedures as the Audit Committee from time to time may deem necessary or appropriate to enable the Audit Committee to fully and properly perform its responsibilities and accomplish the purpose of the Audit Committee.

* * *

Whenever necessary or appropriate to enable the Audit Committee to perform its responsibilities set forth in this Section V, references to the “Company” shall include the Company’s direct and indirect subsidiaries.

* * *

The Audit Committee at all times shall have direct and unrestricted access to (i) the Company’s independent auditors, (ii) any independent provider of internal audit services to the Company, and (iii) those employees of the Company or other persons (including but not limited to persons responsible for any internal audit function of the Company) whose duties or knowledge may assist the Audit Committee in carrying out its responsibilities under this Section V.

The Company’s independent auditors and those persons responsible for any internal audit function of the Company at all times shall have direct and unrestricted access to the Audit Committee and may communicate directly with the Audit Committee at any time.

* * *

While the Audit Committee has the responsibilities set forth in this Section V, the Audit Committee does not have the duty to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles, such matters being the responsibility of management of the Company and the Company’s independent auditors.

VI.	Independent Counsel and Other Advisers

The Audit Committee shall have the authority to engage independent counsel and other advisers as the Audit Committee may deem necessary to carry out its responsibilities. The Company shall provide appropriate funding, as determined by the Audit Committee in its capacity as a committee of the Board, for the payment of compensation to (i) the Company’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, (ii) any independent provider of internal audit services to the Company, and (iii) any independent counsel and other advisers engaged by the Audit Committee and for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate to enable the Audit Committee to carry out its duties.

VII.	Annual Review of Charter and Evaluation of Committee Performance

At least annually the Audit Committee shall review and reassess the adequacy of this Charter and recommend to the Board any proposed changes in this Charter. The Audit Committee also shall annually evaluate its own performance and report to the Board on such evaluation.

Amended and Restated on                     , 2004

FOCUS ENHANCEMENTS, INC.

1370 Dell Avenue

Campbell, California 95008

PROXY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 30, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints the Board of Directors of Focus Enhancements, Inc. (the “Corporation”), or its designee, proxy of the undersigned, with full power of substitution, to vote all of the shares the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Friday, July 30, 2004 at 1370 Dell Avenue, Campbell, California 95008, at 2:00 p.m., local time, and at any adjournment or postponement thereof as follows:

1.	ELECTION OF DIRECTORS FOR THE TERMS INDICATED

FOR election of the nominee listed below	WITHHOLD AUTHORITY to vote for the nominee	Nominee:
☐	☐	N. William Jasper (term to expire in 2007)
☐	☐	Carl E. Berg (term to expire in 2007)

2. Proposal to adopt the Focus Enhancements, Inc. 2004 Stock Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. Ratification of the selection of Deloitte & Touche, LLP as the independent registered public accounting firm of the Corporation for the year ending December 31, 2004.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. In its discretion, the proxy is authorization to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED ABOVE AND FOR PROPOSAL NOS. 2 AND 3.

The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated June             , 2004, an Annual Report on Form 10-K for the year ended December 31, 2003 and a Quarterly Report on Form 10-Q for the quarter ended March 31, 2004.

Dated: , 2004	☐ Please check here if you plan to attend the Annual Meeting
Number attending

SIGNATURE OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.